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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                                              New York, New York

August 7, 1998

    We consent to the inclusion in this registration statement on Form S-1 of our reports dated March 11, 1998, except for Note 11 as to which the date is April 6, 1998, on our audits of the financial statements of Ultrafit, Inc. and Affiliates. We also consent to the reference to our firm under the caption "Experts."

                                          PRICEWATERHOUSECOOPERS LLP